UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 22, 2007
NATIONAL ENERGY GROUP, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	0-19136 (Commission file number)	58-1922764 (I.R.S. employer identification Number)

1400 ONE ENERGY SQUARE 4925 GREENVILLE AVENUE DALLAS, TEXAS (Address of principal executive offices)	75206 (Zip code)
Registrant’s telephone number, including area code: (214) 692-9211
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On January 22, 2007, the Company announced that that is has declared a one-time cash dividend on its outstanding common stock in the amount of $3.31 per share, or $37,041,051.50 in the aggregate, payable on February 15, 2007 to stockholders of record as of the close of business on February 1, 2007.
     A copy of such press release is filed herewith as Exhibit 99.1and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
               (c)    Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated January 22, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
Date: January 22, 2007	By:	/s/ Bob G. Alexander
	Name:	Bob G. Alexander
	Title:	President, Chief Executive Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 22, 2007